UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 8, 2006

                            Entertainment Is Us, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                    001-31263                  98-034160
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
    of incorporation or                                     Identification No.)
       organization)

                              One Magnificent Mile
                      980 North Michigan Avenue, Suite 1400
                                Chicago, IL 60611
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 988-4808

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                     1065 Avenue of the Americas, 21st Floor
                            New York, New York 10018
                              (212) 930-9700 (212)
                                 930-9725 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers

On June 8, 2006, Gary Stewart resigned from his positions as the Chief Financial Officer and a Director of Entertainment Is Us, Inc. (the "Company"). Noriyuki Kanayama, the Company's Chief Executive Officer and Director, had demanded Mr.
Stewart's resignation on April 12, 2006, and on two occasions since that date. When Mr. Stewart did not initially resign as a result of Mr. Kanayama's demands, a Definitive Information Statement on Schedule 14C was filed on June 2, 2006, on behalf of Tralar Ltd., a stockholder holding 68,871,600 shares of Common Stock, representing approximately 61.8% of the shares of Common Stock outstanding as of May 17, 2006, pursuant to which Mr. Stewart was to be removed from his position as a Director and Chief Financial Officer effective as of June 22, 2006. Following these events, Mr. Stewart finally did resign pursuant to a resignation letter delivered on June 8, 2006. The reasons Mr. Stewart stated for his resignation are set forth in the resignation letter annexed hereto as Exhibit 17.1.

The  Company  denies  all of the  allegations  set forth by Mr.  Stewart  in his resignation letter, including but not limited to any claim for unpaid compensation, as the Company does not have any director compensation agreements or plans in place and does not believe that Mr. Stewart is owed any compensation for his services.

Item 9.01 Financial Statements and Exhibits

(a)  Financial statements of business acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits

17.1 Resignation Letter

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           Entertainment Is Us, Inc.





                           Date: June 13, 2006


                           /s/ Noriyuki Kanayama
                           ----------------------------------
                           Noriyuki Kanayama, Chief Executive
                           Officer, Director